MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT Series 5
Payment Date:     29-Sep-97
Reporting Month:  August

                   Class
                   Interest    Beginning       Interest      Interest     Principal      Total        Applied  Ending
Class              Rate        Balance         Accrual       Payment      Payment        Distribution Losses   Balance
Class A-1           0.000000%            $0.00       $0.00         $0.00          $0.00         $0.00  $0.00             $0.00
Class A-2           6.175000%  $106,644,929.73 $548,777.03   $548,777.03  $5,803,434.96 $6,352,211.99  $0.00   $100,841,494.77
Class A-3          15.000000%   $23,307,500.00 $291,343.75   $291,343.75          $0.00   $291,343.75  $0.00    $23,307,500.00

                               $129,952,429.73 $840,120.78   $840,120.78  $5,803,434.96 $6,643,555.74  $0.00   $124,148,994.77

Class               CUSIP               Priority  Principal Type   Interest Type
Class A-1           589962AM1           Senior    Sequential       Floater
Class A-2           589962AL3           Senior    Sequential       Floater
Class A-3           589962AN9           Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     29-Sep-97
Reporting Month:  August


                                                             Interest     Interest      Principal
          Original        Original  Integral     Record       Accrual      Payment       Payment        Ending          Remaining
Class     Balance         Pct Pool  Denomination Date         Factor       Factor        Factor         Balance         Principal
Class A-1  $23,980,860.00 10.00%    $1,000.00    31-Aug-97     0.00000000   0.00000000    0.00000000              $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%    $1,000.00    31-Aug-97     3.05119461   3.05119461   32.26703830    $100,841,494.77 0.56067767
Class A-3  $23,307,500.00  9.72%    $1,000.00    31-Aug-97    12.50000000  12.50000000    0.00000000     $23,307,500.00 1.00000000

          $227,144,810.00                                                                               $124,148,994.77

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5
Payment Date:   28-Sep-97
Report Date:    August

Collateral Proceeds Account


Beginning Balance                                             $0.00

Deposits                                                                  Withdrawals

Interest Net of Servicing Fee                         $1,128,012.60       Interest Payments                  $840,120.78
Principal                                             $5,588,825.83       Principal Payments               $5,803,434.96
Deposits From Discount Principal Reserve Fund           $340,296.03       Surplus                            $272,373.20
Other Deposits                                                $0.00       MBIA Fee                            $15,518.62
                                                                          Discount Principal Reserve         $125,686.90

Total Deposit                                         $7,057,134.46       Total Withdrawals                $7,057,134.46

                                                                          Ending Balance                           $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         29-Sep-97
Reporting Month       August

Reserve Funds and Subordination

                         Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance  Ending Coverage
Type
Pool Over Collaterization 5.28% $12,663,785.76 8.27% $11,712,683.07 $0.00       $340,296.03 135,733,210.17   8.37% $11,372,387.04

                             Beginning   Current     Withdrawals Ending
                             Balance     Deposits    for Losses  DPR Balance
Discount Principal Reserve   $291,291.21 $125,686.90 $340,296.03 $76,682.08
(Included in above coverage amount)

Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance  Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 47.44% $6,340,890.55 $0.00       $0.00  $12,680,473.57   50.01% $6,340,890.55

Surplus Summary

Class                      Total Distribution
Surplus                                 $272,373.20

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                26          $3,614,805             2.66%
60+ Days                16          $2,743,863             2.02%
90+ Days                41          $7,775,877             5.72%
Foreclosure             20          $3,745,388             2.76%
REO                     24          $3,369,000             2.48%

Totals                 127         $21,248,933            15.64%


Advances on Delinquencies                                            $0.00
Non-Recoverable Advances on Delinquencies$0.00